Exhibit 10.1

Centro NP LLC

420 Lexington Avenue, 7th Floor

New York, New York 10170

As of May 7, 2008

Bank of America, N.A.

Hearst Tower

214 North Tryon Street

Charlotte, North Carolina 28255

Re:          Amended and Restated Revolving Credit Agreement, dated July 31, 2007, by and among Centro NP LLC (the “Borrower”), the lenders party thereto (each, a “Lender”, and, collectively, the “Lenders”), and Bank of America, N.A., as agent for the Lenders (in such capacity, the “Administrative Agent”, and together with the Lenders, the “Lender Parties”) (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement” and, collectively with all related agreements and ancillary documents, the “Loan Documents”), and modified by Letter Agreement, dated as of February 14, 2008 (as amended and modified, the “Initial Extension Agreement”) by and among the Borrower, the Lender Parties, CPT Manager Limited, as responsible entity of the Centro Property Trust and Centro Properties Limited (together, the “Parent Guarantors”)) and the Subsidiary Guarantors referenced in the Loan Agreement (the Parent Guarantors and such Subsidiary Guarantors, the “Initial Guarantors” and, collectively with the guarantors under that certain Subsidiary Guarantor Guaranty, dated as of March 28, 2008, the “Guarantors”), as modified by (i) Letter Agreement, dated as of March 28, 2008, by and among the Borrower, the Initial Guarantors and the Lender Parties and (ii) Letter Agreement dated as of April 29, 2008, by and among the Borrower, the Guarantors and the Lender Parties (such Letter Agreements, collectively and together with the Initial Extension Agreement, the “Extension Agreements”).

Ladies and Gentlemen:

Capitalized terms used herein and not otherwise defined have the meanings set forth in the Initial Extension Agreement or, if not defined therein, the other Extension Agreements.

We have been advised that the Australian Bank/Noteholder Group Lenders have agreed to enter into Further Extension Agreements (as described in clauses (i) and (ii) immediately below) with the applicable Centro Entities in the form of (i) in the case of the lenders under the Australian Credit Facility, (A) a certain Further Amended and Restated Extension Deed, dated as of December 17, 2007 (the “Australian Facility Further Extension Deed”), and (B) a certain Further Amendment and Restatement Deed, dated as of May 8, 2008 (the “Australian Facility Further Deed” and together with the Australian Facility Further Extension Deed, the “Australian Facility Further Extension Agreement”), and (ii) in the case of the lenders under the 2005 NPA and the 2007 NPA, a certain Amended and Restated Noteholder Agreement, dated as of May 7,

2008 (the “Noteholder Further Extension Agreement”), which Further Extension Agreements will (1) incorporate the terms and provisions of the Consent and Amendment Deed (in the case of the Australian Facility Further Extension Agreement) and the Noteholder Consent Agreement (in the case of the Noteholder Further Extension Agreement), each dated as of March 30, 2008, and (2) provide for, among other things, the extension of the existing “Termination Date” with respect to each of the Australian Credit Facility, the 2005 NPA and the 2007 NPA to December 15, 2008.

The parties hereto now desire to enter into this letter agreement to, among other things, evidence (i) the consent of the Lender Parties to the execution and delivery of the Further Extension Agreements by the applicable Centro Entities and to the transactions contemplated thereby (including, without limitation, the Transaction Documents (as defined in the Australian Facility Further Deed)) and (ii) to set forth certain amendments to the terms of the Initial Extension Agreement in order to conform the same with the terms of the Further Extension Agreements and the transactions contemplated thereby.

1.             By executing this letter agreement, each of the parties hereto agrees and acknowledges, effective from and after the date this letter agreement becomes effective pursuant to paragraph 16 hereof (the “Letter Agreement Effective Date”), as follows:

(a)           The Lender Parties hereby agree that the amount of the Extension Fee payable to the Lender Parties pursuant to Section 1(b) of the Initial Extension Agreement shall be automatically reduced dollar-for-dollar to the extent of any payments made to Bank of America, N.A. in respect of the Bank of America Extension Fee Advance (as defined in the letter agreement dated as of the date hereof with respect to the Bridge Loan Agreement), except to the extent that any such payments are subsequently required to be disgorged or returned in an insolvency proceeding or otherwise.

(b)           In order to effectuate the provisions of Section 1(c) of the Initial Extension Agreement, from and after the Letter Agreement Effective Date, the Applicable Margin, whether applied to a LIBOR Loan, a Prime Rate Loan or a Letter of Credit Commission Fee (it being understood by the parties that, notwithstanding anything in the Loan Documents and/or the Extension Agreements to the contrary, the Applicable Margin applies, and is included in any determination of interest (or Letter of Credit Commission Fee) irrespective of whether the Loan is termed a LIBOR Loan or a Prime Rate Loan in accordance with the Loan Documents), shall be increased by 5.50% per annum (such incremental 5.50% per annum, the “Additional Increased Spread”), such that the Applicable Margin equals 7.25% per annum.  The Additional Increased Spread shall be in addition to the Increased Spread.  The amount attributable to the Additional Increased Spread shall, however, not be payable on a current basis and shall become due and payable by the Borrower only upon the date, if any, upon which (i) the Administrative Agent delivers a Trigger Event Notice following the occurrence of a Trigger Event or (ii) a Trigger Event occurs under Section 3(a) of the Initial Extension Agreement.  In the event that the Administrative Agent never delivers a Trigger Event Notice or if a Trigger Event under Section 3(a) of the Initial Extension Agreement never occurs, the amount attributable to the Additional Increased Spread shall not be or become due and payable and shall not be an obligation under the Loan Documents.  Upon the delivery by the Administrative Agent of such a Trigger Event Notice or the occurrence of a Trigger Event of the type described in Section 3(a) of the Initial Extension Agreement, the amount attributable to the Additional Increased Spread shall immediately become due and payable (without any required action on the part of any party) and shall constitute obligations under the Loan Agreement.  If and to the extent the interest rate spread that is applicable to any of the Other Bank/Noteholder Group Facilities and is payable on a current basis by the borrower thereunder exceeds 1.75% per annum, the Increased Spread shall be automatically adjusted mutatis mutandis so as to equal such increased amount, without any further action whatsoever by any party.  In addition, if and to the extent the interest rate spread that is applicable to any of the Other Bank/Noteholder Group Facilities and is only payable by the borrower thereunder following the occurrence of a “Trigger Event” or “Event of Default” (as such terms are defined in the applicable Other Bank/Noteholder Group Facility Document or Other Bank/Noteholder Group Extension Agreement) or similar event exceeds 5.50% per annum, the Additional Increased Spread shall be automatically adjusted mutatis mutandis so as to equal such increased amount, without any further action whatsoever by any party, subject only to being payable following a Trigger Event and delivery by the Administrative Agent of a Trigger Event Notice (except in the case of a Trigger Event of the type described in Section 3(a) of the Initial Extension Agreement, in which case no Trigger Event Notice is required).  Further, notwithstanding anything herein to the contrary, in the event that the payment of any interest rate spread with respect to any of the Other Bank/Noteholder Group Facilities is deferred until the occurrence of a trigger event or similar event with respect to such facilities and the borrower thereunder agrees to pay any portion of the same prior to such occurrence, the corresponding portion of the amount attributable to the Additional Increased Spread shall automatically become due and payable as of the date that such borrower makes such payment to the applicable lender(s), without any further action whatsoever by any party.

2.             Each of the Lender Parties hereby consents to, and waives any default under the Loan Documents and/or the Extension Agreements, any Event of Default and any Trigger Event (including, without limitation, any such default, Event of Default or Trigger Event arising under any of Sections 3(b), 3(g), 4(e), 4(f) or 4(k) of the Initial Extension Agreement) that may arise as a result of (i) the execution and delivery of the Further Extension Agreements by the applicable Centro Entities and the terms and provisions of such Further Extension Agreements, (ii) the execution and delivery of the Other Letter Agreements (as defined below) by the applicable Super Entities or Centro GA Entities, (iii) the execution and delivery of the APT Guarantee (as defined in the Australian Facility Further Extension Deed) and the terms and provisions of the APT Guarantee and/or (iv) the effectiveness of this letter agreement in accordance with paragraph 16 below, the terms and provisions of the Further Extension Agreements and the consummation of the transactions and security interests (if applicable) contemplated thereby, including, without limitation, the following:

(a)           the terms and provisions of, and the transactions and security interests (if applicable) and security grants contemplated by, Section 3(f) of the Australian Facility

Further Deed and any corresponding section of the Noteholder Further Extension Agreement;

(b)           the terms and provisions of, and the transactions (including, if applicable, security grants) contemplated by, Sections 3.5, 3.8, 4.1(l)(i) and (ii) (but subject to the provisions of paragraph 10 below) and 8.1(h) of the Australian Facility Further Extension Deed and any corresponding sections of the Noteholder Further Extension Agreement;

(c)           the execution and delivery of the Transaction Documents in accordance with the terms of the Australian Facility Further Extension Agreement and the Noteholder Further Extension Agreement (including, without limitation, Section 3(d) of the Australian Facility Further Deed and any corresponding section of the Noteholder Further Extension Agreement) and the consummation of the transactions and granting of the security contemplated thereby; and

(d)           the terms and provisions of, and the transactions and security interests (if applicable) contemplated by, Section 3.7 of the Australian Facility Further Extension Deed, including the borrowings by the applicable Centro Entities (the “Liquidity Facility Borrowers”) under each of the Liquidity Bridge Facility and Liquidity Facility (each such term, and any other capitalized terms in this sub-paragraph 2(d) that are not otherwise defined herein, as defined in the Australian Facility Further Extension Deed) and, in connection therewith, (1) the execution and delivery by the Liquidity Facility Borrowers of the Liquidity Bridge Facility Agreement, the Liquidity Facility Agreement and all other documentation evidencing such facilities and (2) the security trust deed for the collateral securing the Liquidity Bridge Facility Agreement being amended to also secure all amounts made available under the Liquidity Facility Agreement, subject, however, to the maximum commitment amount limitation set forth in clause (ii) below of this sub-paragraph 2(d) (plus accrued interest, costs and expenses), and (3) the granting by the Liquidity Facility Borrowers of security for such facilities as contemplated by the Further Extension Agreements and the Transaction Documents; provided that nothing herein shall constitute a waiver by the Lender Parties of any Trigger Event or Event of Default attributable to the execution and delivery by the Liquidity Facility Borrowers of the Liquidity Facility Agreement in the event any of the following is applicable:

(i)            the minimum commitment amounts under the Liquidity Facility is less than AUS$115,000,000;

(ii)           the maximum commitment amounts under the Liquidity Facility is more than AUS$155,000,000;

(iii)          the scheduled maturity date of the Liquidity Facility occurs before September 30, 2008;

(iv)          the proceeds of the Liquidity Facility are utilized by the Liquidity Facility Borrowers or any other member of the Group to satisfy any payment of principal, amounts relating to the exercise of put options, financing-related termination fees, derivative or hedge closeout payments or any payment similar to any of the foregoing under the Existing Lender Documents (as defined in the Australian Facility Further Extension Deed), the 2005 NPA or the 2007 NPA;

(v)           any Centro Entity grants to any party to the Other Bank/Noteholder Group Extension Agreement or the Liquidity Facility Agreement a lien on, or pledge of, (i) any direct equity interest held by such Centro Entity in the Borrower or Centro Super Management Joint Venture 2, LLC; (ii) any rights in any management agreement to which any Super Entity is a party; or (iii) any intercompany note or other intercompany liability payable by a Super Entity to such Centro Entity, in each case, to secure the Liquidity Facility; or

(vi)          any provision of the Liquidity Facility Agreement (other than pricing terms that are the subject of paragraphs 3 and 4 below) imposes upon the Liquidity Facility Borrowers or any guarantor thereunder any undertakings (other than those referred to above) which differ from the terms of the Liquidity Bridge Facility Agreement (including, without limitation, Section 9.2 thereof) in a manner which is materially adverse to any of the Liquidity Facility Borrowers, any such guarantor or any of the Super Entities or the Centro GA Entities.

It shall constitute a Trigger Event if, on or before May 30, 2008, (A) the Liquidity Bridge Facility is not refinanced by the Liquidity Facility in compliance with the terms described in clauses (d)(i) through (vi) above or (B) the Lender Parties and the Other Bank/Noteholder Group Lenders have not reached an agreement concerning the terms upon which (i) any real property interest (other than a lease entered into in the ordinary course of business) or equity interest owned by a Company Entity may be sold, assigned or disposed of, (ii) the proceeds of such sales, assignments or dispositions are to be applied and (iii) refinancing transactions that relate to members of the Group (as defined below), the Super Entities and the Centro GA Entities may be consummated; provided, however, that only in respect of the Trigger Event described in the immediately preceding clause (B), a Trigger Event Notice may be issued only before 5:00 p.m. prevailing Melbourne, Australia time on June 10, 2008, and after such time and date this Trigger Event will be of no further force and effect such that no Trigger Event Notice may be issued with respect to this Trigger Event.  As provided in Section 8.1 of each of the Headstock Security Trust Deed and the Guarantor Security Trust Deed (each as defined in the Australian Facility Further Extension Deed), if, (i) before 5:00 p.m. prevailing Eastern time on May 30, 2008, the Security Trustee and the Liquidity Security Trustee have not received an LFA Certificate from the Liquidity Agent (each term as defined in the Headstock Security Trust Deed and the Guarantor Security Trust Deed), or (ii) at any time prior to 5:00 p.m. prevailing Melbourne, Australia time on June 11, 2008, an Administrator (as defined in the Headstock Security Trust Deed and the Guarantor Security Trust Deed) is appointed to any of the Guarantors or any Centro Entity, all security interests granted to any and all parties under the Transaction Documents shall be automatically, unconditionally and absolutely released, discharged and terminated and shall be null and void ab initio, without the need for any act or action whatsoever by any party (provided that, with respect to any documents of record evidencing such security instruments, the Centro Entities shall use commercially reasonable efforts to cause the releases or terminations thereof to be promptly recorded by the applicable parties to the Transaction Documents).

Notwithstanding anything to the contrary in this letter agreement, in no event shall the consents, waivers and approvals to the transactions and security grants contemplated by the Further Extension Agreements and the Transaction Documents that are granted herein with respect to the Loan Documents be deemed to be a consent under, or waiver of, any rights, covenants, restrictions or limitations in the Loan Documents or any other loan documents (including, without limitation, under any “Affected Entity Financing Arrangement” (as defined in the Transaction Documents as of the date hereof)) under which any Lender Party is a lender (including, without limitation, any and all provisions of any such other loan documents relating to pledges, encumbrances, transfers or other dispositions of direct or indirect ownership interests in a Super Entity, a Centro Entity or any other party thereto or subject thereto), all of which rights covenants, restrictions or limitations remain in full force and effect.

3.             [reserved]

4.             [reserved]

5.             (a)           Section 3(p) of the Initial Extension Agreement is hereby deleted in its entirety (provided, however that, notwithstanding the foregoing, the definitions of “Australian Bank/Noteholder Group Lenders” and “Further Extension Agreement” as provided in Section 3(p) of the Initial Extension Agreement shall survive as set forth therein), and the Lender Parties acknowledge that the Further Extension Agreements have been entered into in satisfaction of the condition set forth in said Section 3(p).

(b)           From and after the date hereof, Section 3 of the Initial Extension Agreement shall incorporate by reference the events described in the following sections of the Australian Facility Further Extension Deed (and any corresponding sections of the Australian Facility Further Deed and the Noteholder Further Extension Agreement), each of which shall constitute a Trigger Event, regardless of whether waived by any of the Australian Bank/Noteholder Group Lenders, as the case may be:  (1) 4.1(h) (Strategic Plan Review), (2) 4.1(j) (Refinancing of Liquidity Bridge Facility), (3) 4.1(k) (Acceleration Under the Liquidity Facility) and (4) 4.1(m) (Other Matters) (any references to “Lenders” in the foregoing sections being hereby deemed to refer to the Lender Parties).

(c)           The Initial Extension Agreement is hereby amended by adding the following Section 3(q) and Section 3(r):

“(q)         any Centro Entity grants to any party to the Australian Credit Facility Documents, the 2005 NPA or the 2007 NPA (such party, in any capacity as a lender, hedge or swap counterparty, party to a put option agreement or credit provider) a lien on, or pledge of, (i) any direct equity interest held by such Centro Entity in, or any assets of, the Borrower or Centro Super Management Joint Venture 2, LLC; (ii) any rights in any management agreement to which any Super Entity is a party; or (iii) any intercompany note or other intercompany liability payable by a Super Entity to such Centro Entity, in each case, to secure any obligations under the Australian Credit Facility, the 2005 NPA, the 2007 NPA and the Further Extension Agreements.”

“(r)          any Centro Entity grants to any Person a lien on, or pledge of, any assets of a Super Entity to secure any intercompany note or other intercompany liability payable by a Super Entity.”

6.             Section 3(f) of the Initial Extension Agreement is hereby amended by replacing (a) the words “(i) as expressly provided in this Agreement” with the words “(i) as expressly provided in this Agreement or any Other U.S. Bank Group Extension Agreement (in each case, as the same may be amended or restated)” and (b) the words “the Initial Budget may be amended at any time” with the words “the Budget may be amended at any time”.

7.             Each of the Lender Parties hereby acknowledges and agrees that it has timely received the materials required to be delivered by the Super Entities pursuant to each of Sections 3(m) and 4(a) of the Initial Extension Agreement and that the obligations of the Super Entities thereunder are satisfied, and the Initial Extension Agreement is hereby amended by deleting each of said Sections 3(m) and 4(a) of the Initial Extension Agreement.

8.             The parties hereby acknowledge and agree that each of the Headstock Charge (as defined in the Australian Facility Further Deed) and the Headstock Security Trust Deed shall be, and hereby does constitute, a Loan Document, and the Guarantors further acknowledge and agree that, as Chargors (as defined in the Headstock Security Trust Deed) or as Mortgagors (as defined in the Headstock Charge), they shall, and shall cause any Controlled Entity that is a Chargor or Mortgagor to, comply in all respects with the terms of the Headstock Charge and the Headstock Security Trust Deed.

9.             Section 4(g) of the Initial Extension Agreement is hereby deleted in its entirety.  Section 9 of the Australian Facility Further Extension Deed is hereby incorporated into the Initial Extension Agreement by reference (with appropriate modifications to the defined terms used therein) as though fully set forth herein.

10.           Section 4(m) of the Initial Extension Agreement is hereby amended by replacing each instance of the words “May 7, 2008” with the words “May 30, 2008”.

11.           For the purposes of each of Sections 3(b) and 3(d) of the Initial Extension Agreement, the term “Other Bank/Noteholder Group Facility Document” shall include the Liquidity Facility Agreement and each of the Transaction Documents (including, without limitation, the Headstock Charge and the Headstock Security Trust Deed).  Other than as set forth in the immediately preceding sentence, the terms and provisions of Sections 3(b) and 3(d) of the Initial Extension Agreement remain unchanged and in full force and effect.

12.           Each of the Super Entities and the Guarantors and their respective advisors shall involve the Lender Parties and their financial advisor and legal advisors in the restructuring efforts of the Group (as defined in the Other Bank/Noteholder Group Extension Agreement relating to the Australian Credit Facility), including, but not limited to, the evaluation and review process of any bids regarding the sale of assets or broader equity recapitalization efforts.  In addition, without limiting the foregoing, the Guarantors shall provide to the financial advisor and legal advisors of the Lender Parties for distribution to the Lender Parties all management reports and other documents delivered pursuant Section 8.1(d) and (e) of the Australian Facility Further Extension Deed at the same time such management reports and documents are delivered to the lenders of the Australian Credit Facility.

13.           Section 5.3 of each of the Bank of America Security Instrument and the Bank of America Preston Ridge Security Instrument is hereby amended and restated in its entirety as follows:

“Changes in Tax, Guarantor Obligations, Credit and Documentary Stamp Laws.

(a)           If any law is enacted or adopted or amended after the date of this Security Instrument which deducts the Obligations from the value of the Property for the purpose of taxation or which imposes a tax, either directly or indirectly, on the Obligations or Mortgagee’s interest in the Property, Mortgagor will pay the tax, with interest and penalties thereon, if any. Mortgagor will not claim or demand or be entitled to any credit or credits on account of the Obligations for any part of the Property Taxes or Other Charges assessed against the Property, or any part thereof, and no deduction shall otherwise be made or claimed from the assessed value of the Property, or any part thereof, for real estate tax purposes by reason of this Security Instrument or the Obligations.  As provided in Section 8.1 below, Mortgagor shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all Losses resulting from any matter described in this Section 5.3(a).  The foregoing shall not limit the indemnities provided for under any other provisions of the Loan Documents.

(b)           If at any time the United States of America, any State thereof or any subdivision of any such State shall require revenue or other stamps to be affixed to this Security Instrument or impose any other tax or charge on the same, Mortgagor will pay for the same, with interest and penalties thereon, if any.”

14.           The Lender Parties affirm that, effective as of April 29, 2008, such Lender Parties consented to the Approved Transactions (as defined below) and therefore effectively waived (A) any default under the Loan Documents and/or the Extension Agreements, any Event of Default and any Trigger Event, in each case, to the extent that the Approved Transactions, constitute or may, when the same are consummated in the future, constitute such a default, Event of Default or Trigger Event, and (B) the applicable terms and provisions of the Loan Documents and/or the Extension Agreements to the extent the same prohibit or restrict either of the Approved Transactions.  As used herein, the term “Approved Transactions” shall mean, collectively, the following:

(a)           CPT Custodian Pty Limited (a Centro Entity) owns, on behalf of CMCS 16 (a syndicated fund managed by Centro) certain land known as Centro Toorima Shopping Centre in New South Wales, Australia (the “Toorima Centre”).  Centro Development Management Pty Ltd (“CDM”) is a Centro Party and an Australian

Guarantor Entity and has been retained as the development manager to arrange extensions of work relating to the Toorima Centre.  Pursuant to that certain Centro Toorima Extensions Design and Construction Deed, dated as of December 10, 2007 (the “Construction Deed”), between Mainbrace Constructions (NSW) Pty Ltd (“Mainbrace”) and CDM, Mainbrace agreed to undertake the extensions work.  Centro now desires to obtain a loan from Commonwealth Bank of America in an amount up to AUS$31,000,000 to assist with the extension, such loan to be secured by a mortgage over CDM’s rights under the Construction Deed.

(b)           Centro Southport Shopping Centre (“Southport Centre”) is owned 50% by Centro Retail Trust and 50% by CAWF, and management of Centro has received an offer for the purchase of Southport Centre for approximately AUS$75,000,000.  Centro now desires to enter into an agreement of sale with a potential buyer to purchase Southport Centre for approximately AUS$75,000,000 or more, to consummate the sale pursuant to such agreement and to apply the proceeds of such sale to repay certain credit facilities of Centro Retail Trust and CAWF.

15.           In consideration of the time and effort to be expended by each of the Lender Parties in connection with the matters described in the Extension Agreements and all amendments and modifications thereto (including, without limitation, this letter agreement), the grant of the relief provided for thereunder and hereunder and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Borrower and each of the Guarantors, the Borrower and each of the Guarantors, each on behalf of itself and the other Super Entities and Centro Entities, respectively, and its and their respective present and former agents, principals, officers, directors, employees, attorneys, subsidiaries, parents, affiliated entities and predecessor and successor firms (collectively, the “Releasors”), hereby irrevocably and unconditionally releases and forever discharges each Lender Party, its respective affiliates and the officers, directors, employees, agents and advisors of each Lender Party and its respective affiliates (collectively, the “Indemnified Parties”) from any and all claims (“Claims”, which shall be defined to include actions, causes of action, rights, debts, obligations, damages, liabilities, losses, liens, fees, costs, expenses, assertions of lost revenues or business opportunities, controversies, promises, and demands) in law or at equity, known or unknown, ascertained or not ascertained, suspected or unsuspected, that the Releasors ever had, now have, or shall or may have, solely to the extent such Claims arise in connection with or concern any discussions, meetings, agreements, transactions or information exchange contemplated or made under the Loan Agreement, the Extension Agreements and this letter agreement through the date hereof.  The provisions set forth in this paragraph 15 shall survive any termination or expiration of the Extension Agreements.

16.           The parties hereto further acknowledge and agree that, notwithstanding anything to the contrary set forth herein, the effectiveness of this letter agreement shall be subject to satisfaction of the conditions precedent that (a) the parties hereto shall have executed and delivered this letter agreement, (b) each of the Australian Bank/Noteholder Group Lenders shall have executed and delivered the Further Extension Agreements and all Transaction Documents to which the same are a party and those agreements shall be effective following the satisfaction of the conditions precedent set forth in Section 3 of the Australian Facility Further Deed and any

corresponding provisions of the Noteholder Further Extension Agreement, (c) Australian Public Trustees Limited, as trustee of the DPF Sub Trust No 2, shall have executed and delivered to the Administrative Agent that certain Guaranty Agreement (Payment) in favor of the Administrative Agent, in form and substance satisfactory to the Lender Parties, and (d) each of the Bridge Lenders and KeyBank shall have executed and delivered to the Lender Parties a letter agreement similar to this letter agreement in respect of the Bridge Facility and the KeyBank Facilities, respectively, that is in form and substance acceptable to the Lender Parties (the “Other Letter Agreements”).  The Lender Parties hereby agree that the execution and delivery by the Bridge Lenders, KeyBank and the applicable Centro Entities and/or Super Entities of the Other Letter Agreements shall not constitute a Trigger Event under Section 3(b) of the Initial Extension Agreement or any other provision of the Extension Agreements.

17.           The Borrower and the Guarantors agree and acknowledge that all of the representations and warranties of the applicable Super Entities and the Centro Entities contained in the Extension Agreements are true and correct in all material respects on the effective date hereof immediately after giving effect to this letter agreement, and all such representations and warranties are hereby incorporated by reference and reaffirmed as if set forth fully and in their entirety, with the same effect as though such representations and warranties had been made on and as of the effective date hereof (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

18.           Each Guarantor hereby unconditionally reaffirms its respective continuing guaranty obligations to the Administrative Agent and the Lenders under the applicable Guaranty (which, for the avoidance of doubt, shall include that certain Guaranty Agreement (Payment), dated as of March 28, 2008) and agrees that the transactions contemplated by this letter agreement or the Transaction Documents shall not in any way affect the validity and enforceability of such guaranty obligations or the Loan Documents or the applicable Guaranty or reduce, impair or discharge their obligations thereunder.  In addition, each Guarantor hereby expressly acknowledges and agrees that the guaranteed obligations under any Guaranty to which it is a party shall hereafter include the Extension Fee Advances.

19.           The Borrower and Lender Parties hereby agree that (i) a Trigger Date shall occur for purposes of the Centro Parent Guaranty upon the first date on which the Appraised Value of the Unencumbered Real Property Assets (each as defined in the Loan Agreement), as reasonably determined by the Administrative Agent, is equal to or less than $1,950,000,000, and (ii) pursuant to the Letter Agreement dated as of March 28, 2008, the term Unencumbered Real Property Assets is deemed to include all of the real property of the Borrower and its Subsidiaries which is encumbered by a mortgage, deed of trust and/or deed to secure debt in favor of the Administrative Agent for the lenders under the Loan Agreement.  The Borrower hereby represents and warrants that, as of the date hereof, the Appraised Value of the Unencumbered Real Property Assets is greater than $1,950,000,000.

20.           The Borrower and the Guarantors acknowledge and agree that this letter agreement shall constitute part of the Loan Agreement for purposes of indemnification and the indemnification provisions provided therein shall extend to this letter agreement.  The provisions of this paragraph 20 shall not limit the indemnification rights of any party under the Loan Agreement.

21.           The respective counsel and advisors to each Lender Party shall continue to receive payment in full of all invoiced costs, fees and expenses as and when required pursuant to Section 1(e) of the Initial Extension Agreement.

22.           Each of the parties hereto hereby represents and warrants that each of the following statements is true, accurate and complete as to such party as of the effective date of this letter agreement:

(a)           such party has carefully read and fully understood all of the terms and conditions of this letter agreement;

(b)           such party has consulted with, or had a full and fair opportunity to consult with, an attorney regarding the terms and conditions of this letter agreement;

(c)           such party has had a full and fair opportunity to participate in the drafting of this letter agreement;

(d)           such party is freely, voluntarily, knowingly and intelligently entering into this letter agreement;

(e)           in entering into this letter agreement, such party has not relied upon any representation, warranty, covenant or agreement not expressly set forth herein and in the Loan Agreement, the Extension Agreements and other documents delivered in connection therewith;

(f)            this letter agreement has been duly authorized and validly executed and delivered by such party and constitutes each such party’s legal, valid and binding obligation, enforceable in accordance with its terms; and

(g)           such party is duly organized, validly existing and in good standing under the laws of its jurisdiction of formation and has the full power and legal authority to execute this letter agreement, consummate the transactions contemplated hereby, and perform its obligations hereunder.

23.           The person or persons signing the letter agreement on behalf of the Borrower and the Guarantors, respectively, is signing strictly in his/her respective corporate capacity and not in an individual capacity.

24.           The execution, delivery and performance by the Super Entities and the Guarantors, as applicable, of each such entity’s respective obligations under and in connection with (a) the Further Extension Agreements and the Transaction Documents, after giving effect to this letter agreement, and the Other Letter Agreements and (b) the Extension Agreements, as amended and/or modified by this letter agreement, will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any encumbrance in respect of any property of such entity or any of its subsidiaries under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter, memorandum and articles of association, regulations or by-laws, or any other agreement or instrument to which such entity or any of its subsidiaries is bound or by which such entity or any of its subsidiaries or any of their respective properties may be bound or affected (including, without limitation, the Other Letter Agreements (as amended and/or modified on or prior to the date hereof), the Further Extension Agreements and the Transaction Documents other than the liens and encumbrances required to be granted pursuant to the Further Extension Agreements and the Transaction Documents, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator of governmental authority applicable to such entity or any of its subsidiaries, (iii) violate any provision of any statute or other rule or regulation of any governmental authority applicable to such entity or any of its subsidiaries or (iv) contravene any of its constituent documents.

25.           This letter agreement may be executed in one or more counterparts and by different parties hereto on separate counterparts, each of which, when so executed, shall constitute one and the same agreement.

26.           This letter agreement shall be construed in accordance with the laws of the State of New York, and the obligations, rights, and remedies of the parties hereto shall be determined in accordance with such laws.

27.           Except as otherwise expressly modified hereby, the Extension Agreements shall remain in full force and effect without modification.

28.           The Extension Agreements shall be deemed to incorporate the terms and provisions of this letter agreement.  The Borrower, the Guarantors and the Lender Parties each acknowledge and agree that, other than as specifically modified by this letter agreement, all of the terms and conditions of the Loan Documents (including, without limitation, all obligations of the Guarantors with respect thereto) and the Extension Agreements are hereby ratified and confirmed and that the Loan Documents and the Extension Agreements each remain in full force and effect as of the date hereof, and constitute the legal, valid and binding obligation, contract and agreement of the Borrower, the Guarantors and the Lender Parties.  This letter agreement (and the Extension Agreements, as modified by this letter agreement) is deemed to be a Loan Document, such that, among other things, any Trigger Event shall constitute an Event of Default under the Loan Documents.  In the event of any conflict between the terms and provisions of the Extension Agreements, as modified hereby, and any of the other Loan Documents, the Extension Agreements shall govern and control.

[Signature Pages Follow]

BORROWER:	CENTRO NP LLC, a Maryland limited liability company

	By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

GUARANTORS:	NEW PLAN REALTY TRUST, LLC a Delaware limited liability company

	By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

EXCEL REALTY TRUST - ST, LLC, a Delaware limited liability company

	By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

NEW PLAN FLORIDA HOLDINGS, LLC, a Delaware limited liability company

	By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

CA NEW PLAN ASSET PARTNERSHIP IV, L.P., a Delaware limited partnership

	By:	CA New Plan Asset, LLC, a Delaware limited liability company, its sole general partner

		By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

EXCEL REALTY TRUST-NC, a North Carolina general partnership

	By:	NC Properties #1 LLC, a Delaware limited liability company, its managing partner

		By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

NP OF TENNESSEE, L.P., a Delaware limited partnership

By:	New Plan of Tennessee, LLC, a Delaware limited liability company, its sole general partner

	By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

POINTE ORLANDO DEVELOPMENT COMPANY, a California general partnership

By:	ERT Development Corporation, a Delaware corporation, general partner

	By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

By:	ERT Pointe Orlando, Inc., a New York Corporation, general partner

	By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

CA NEW PLAN TEXAS ASSETS, L.P., a Delaware limited partnership

By:	CA New Plan Texas Assets, LLC, a Delaware limited liability company, its sole general partner

	By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

HK NEW PLAN EXCHANGE PROPERTY OWNER I, LLC, a Delaware limited liability company

By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

HK NEW PLAN EXCHANGE PROPERTY OWNER II, L.P., a Delaware limited partnership

By: HK New Plan Lower Tier OH, LLC, a Delaware limited liability company, its general partner

	By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

2

NEW PLAN OF ILLINOIS, LLC, a Delaware limited liability company

By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

NEW PLAN PROPERTY HOLDING COMPANY, a Maryland real estate investment trust

By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

NEW PLAN OF MICHIGAN, LLC, a Delaware limited liability company

By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

CENTRO PROPERTIES LIMITED

By:	/s/ John Hutchinson
Name: John Hutchinson
Title: Attorney

By:	/s/ Elizabeth Hourigan
Name: Elizabeth Hourigan
Title: Witness

CPT MANAGER LIMITED, as Responsible Entity of the Centro Property Trust

By:	/s/ John Hutchinson
Name: John Hutchinson
Title: Attorney

By:	/s/ Elizabeth Hourigan
Name: Elizabeth Hourigan
Title: Witness

CENTRO NP HOLDINGS 3 SPE, LLC, a Delaware limited liability company

By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

3

CENTRO NP HOLDINGS 4 SPE, LLC, a Delaware limited liability company

By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

CENTRO NP HOLDINGS 5B SPE, LLC, a Delaware limited liability company

By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

CENTRO NP HOLDINGS 6 SPE, LLC, a Delaware limited liability company

By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

CENTRO NP HOLDINGS 7 SPE, LLC, a Delaware limited liability company

By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

CENTRO NP HOLDINGS 8 SPE, LLC, a Delaware limited liability company

By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

CENTRO NP HOLDINGS 9 SPE, LLC, a Delaware limited liability company

By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

4

CENTRO NP BROADWAY FAIRE, L.P., a Delaware limited partnership

By:	Centro NP Broadway Faire MGR, LLC, a Delaware limited liability company

	By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

CENTRO NP METRO 580 SC, L.P., a Delaware limited partnership

By:	Centro NP Metro 580 SC MGR, LLC., a Delaware limited partnership

	By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

CENTRO NP ROSE PAVILION, L.P., a Delaware limited partnership

By:	Centro NP Rose Pavilion MGR, LLC, a Delaware limited partnership

	By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

CENTRO NP HANOVER SQUARE SC, LLC, a Delaware limited liability company

By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

NEW PLAN ACQUISITION COMPANY, LLC, a Delaware limited liability company

By:	Centro NP Residual Holding LLC, a Delaware limited liability company, its sole member

	By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

5

HK NEW PLAN SKYWAY PLAZA, LLC, a Delaware limited liability company

By:	Centro NP Residual Holding LLC, a Delaware limited liability company, its sole member

	By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

NEW PLAN EISENHOWER SQUARE SC, LLC, a Delaware limited liability company

By:	Centro NP Residual Holding LLC, a Delaware limited liability company, its sole member

	By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

NEW PLAN EASTLAKE SC, LLC, a Delaware limited liability company

By:	Centro NP Residual Holding LLC, a Delaware limited liability company, its sole member

	By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

NEW PLAN CHASTAIN CORNERS SC, LLC, a Delaware limited liability company

By:	Centro NP Residual Holding LLC, a Delaware limited liability company, its sole member

	By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

HK NEW PLAN EXCHANGE PROPERTY OWNER IV, LLC, a Delaware limited liability company

By:	Centro NP Residual Holding LLC, a Delaware limited liability company, its sole member

	By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

6

HK NEW PLAN MACON CHAPMAN, LP, a Delaware limited partnership

By:	HK New Plan Macon Chapman TRS GP Company, a Delaware corporation, its general partner

	By:	Centro NP Residual Holding LLC, a Delaware limited liability company, its sole shareholder

	By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

BPR SHOPPING CENTER, LLC, a Delaware limited liability company

By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

7

CONSENTED AND AGREED TO
THIS DAY OF MAY, 2008:

BANK OF AMERICA, N.A.

By:	/s/ Michael W. Edwards
Name: Michael W. Edwards
Title: Senior Vice President

8